UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material under §240.14a-12
MetaVia Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 10, 2025
Dear Stockholders:
You are cordially invited to attend the virtual 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of MetaVia Inc. to be held on Monday, June 30, 2025, at 10:00 a.m. Eastern Time.
We invite you to attend the virtual Annual Meeting and request that you vote on the proposals described in the accompanying proxy statement. However, you do not need to attend the virtual Annual Meeting to vote your shares of our common stock, par value $0.001 per share (the “Common Stock”). Instead, you may vote by proxy, via the Internet, or by mail by following the instructions provided on the proxy card or voting instruction card, and we encourage you to vote before the Annual Meeting.
The enclosed Notice of the 2025 Annual Meeting of Stockholders and the accompanying proxy statement contain details of the business to be conducted at the Annual Meeting and information you should consider when you vote your shares of Common Stock.
At the Annual Meeting, the agenda includes:
•
Proposal 1 – to elect two Class III directors, each to serve a three-year term until the 2028 annual meeting of stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal;

•	Proposal 2 – to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	Proposal 3 – to approve (on an advisory basis) the compensation of our named executive officers;
•
Proposal 4 – to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of our outstanding Common Stock at a ratio in the range of 1-for-5 to 1-for-30 to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 30 shares of Common Stock would be combined, converted and changed into one share of our Common Stock;

•
Proposal 5 – to approve, pursuant to Nasdaq Listing Rule 5635(b), the issuance of shares of our Common Stock, in an amount equal to or in excess of 20% of the shares of Common Stock outstanding immediately prior to the issuance of 4,605,162 shares of Common Stock issuable upon the exercise of our pre-funded warrants, issued in a private placement to Dong-A Socio Holdings Co., Ltd., pursuant to a Securities Purchase Agreement, dated May 8, 2025, entered into by and among the Company and the purchasers named therein; and

•	Proposal 6 – to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 5 described above.
The Board of Directors unanimously recommends that you vote “FOR ALL” in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Your vote is important.
The Annual Meeting will be held virtually through a live webcast. You will be able to attend the virtual Annual Meeting online and vote electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MTVA2025 and entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person.

Even if you are planning on attending the virtual Annual Meeting online, please promptly submit your proxy vote via the Internet or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares of Common Stock will be represented at the Annual Meeting. Instructions on voting your shares of Common Stock are located on the proxy materials that you received for the Annual Meeting.

Sincerely,

Andrew I. Koven Chair of the Board of Directors Cambridge, Massachusetts

545 Concord Avenue, Suite 210
Cambridge, Massachusetts 02138
NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JUNE 30, 2025
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of MetaVia Inc. will be held as a virtual meeting on Monday, June 30, 2025, at 10:00 a.m. Eastern Time. You will be able to attend the virtual Annual Meeting online and vote electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MTVA2025 and entering the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person.
We are holding the Annual Meeting to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement:
•
Proposal 1 - to elect two Class III directors, each to serve a three-year term until the 2028 annual meeting of stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal;

•	Proposal 2 - to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	Proposal 3 – to approve (on an advisory basis) the compensation of our named executive officers;
•
Proposal 4 – to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-5 to 1-for-30 to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 30 shares of our common stock would be combined, converted and changed into one share of our common stock;

•
Proposal 5 – to approve, pursuant to Nasdaq Listing Rule 5635(b), the issuance of shares of our common stock, in an amount equal to or in excess of 20% of the shares of common stock outstanding immediately prior to the issuance of 4,605,162 shares of common stock issuable upon the exercise of our pre-funded warrants, issued in a private placement to Dong-A Socio Holdings Co., Ltd., pursuant to a Securities Purchase Agreement, dated May 8, 2025, entered into by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”); and

•	Proposal 6 – to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 5 described above.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The foregoing items of business are more fully described in the proxy statement accompanying this Notice of the 2025 Annual Meeting of Stockholders.
The Board of Directors unanimously recommends that you vote “FOR ALL” in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Only stockholders of record at the close of business on Monday, June 9, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters. The complete list of stockholders entitled to vote at the Annual Meeting will also be available on the Annual Meeting website.

Your vote as a MetaVia Inc. stockholder is very important. Each share of our common stock, par value $0.001 per share (the “Common Stock”), that you own represents one vote.
For questions regarding your stock ownership, you may contact Marshall H. Woodworth at (857)-299-1022 or via email at info@metaviatx.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC (“Equiniti”), by phone at (800) 937-5449 or by following the instructions on the Equiniti website at https://equiniti.com/us/ast-access/individuals/.
Whether or not you expect to virtually attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote through the Internet, or request, sign and return your proxy card or voting instruction card as soon as possible, so that your shares of Common Stock may be represented at the Annual Meeting. For specific instructions on how to vote your shares of Common Stock, please refer to the section entitled “Attending the Annual Meeting; Voting Instructions; Voting of Proxies” in the accompanying proxy statement.

By Order of the Board of Directors

Andrew I. Koven Chair of the Board of Directors Cambridge, Massachusetts

METAVIA INC.

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (the “Proxy Statement”) and the documents incorporated by reference into this Proxy Statement, contain “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements that address future operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation, our expectations regarding our ability to execute our commercial strategy; our expectations regarding the sufficiency of our existing cash on hand to fund our operations; the timeline for regulatory submissions, regulatory steps and potential regulatory approval of our current and future product candidates; the ability to realize the benefits of the license agreement with Dong-A ST Co., Ltd., a related party (“Dong-A”), including the impact on our future financial and operating results; the ability to integrate the product candidates into our business in a timely and cost-efficient manner; the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; our ability to initiate clinical trials on a timely basis; our planned clinical trials and our ability to recruit subjects for our clinical trials; the costs related to the license agreement, known and unknown, including costs of any litigation or regulatory actions relating to the license agreement; the changes in applicable laws or regulations; and the effects of changes to our stock price on the terms of the license agreement and any future fundraising and other risks and uncertainties described in our filings with the Securities and Exchange Commission (“SEC”).
Forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. In addition, statements that “we believe,” “we expect,” “we anticipate” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Proxy Statement and management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations, except as required by law.
Forward-looking statements are subject to a number of risks and uncertainties that could cause actual events to adversely differ from the expectations indicated in these forward-looking statements, including without limitation, the risks and uncertainties described in this Proxy Statement. Actual results could differ materially from those contained in forward-looking statements. Many factors could cause actual results to differ materially from those in forward-looking statements, including those listed in the “Risk Factors” section contained in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 20, 2025 and Quarterly Report on Form 10-Q for the three months ended March 31, 2025 filed with the SEC on May 14, 2025, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC.
We operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for us to predict all risk factors and uncertainties. We may not achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements.
i

545 Concord Avenue, Suite 210
Cambridge, Massachusetts 02138
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of the 2025 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held on Monday, June 30, 2025, at 10:00 a.m. Eastern Time, as a virtual meeting at www.virtualshareholdermeeting.com/MTVA2025. You will not be able to attend the Annual Meeting in person.
This Proxy Statement is first being sent to the Company’s stockholders on or about June 10, 2025.
Unless we state otherwise or the context otherwise requires, references in this Proxy Statement to “MetaVia,” “we,” “us,” “the Company” and “our” refer to MetaVia Inc., a Delaware corporation.
We encourage you to vote your shares of common stock, par value $0.001 per share (the “Common Stock”), either by attending the virtual Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares of Common Stock). If you vote via the Internet or telephone or execute the attached proxy card, the designated individuals will vote your shares of Common Stock according to your instructions.
Purpose of the Annual Meeting
We are holding the Annual Meeting to consider and vote upon the following proposals:
•
Proposal 1 - to elect two Class III directors, each to serve a three-year term until the 2028 annual meeting of stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal;

•	Proposal 2 - to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	Proposal 3 – to approve (on an advisory basis) the compensation of our named executive officers;
•
Proposal 4 – to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of our outstanding Common Stock at a ratio in the range of 1-for-5 to 1-for-30 to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 30 shares of Common Stock would be combined, converted and changed into one share of our Common Stock;

•
Proposal 5 – to approve, pursuant to Nasdaq Listing Rule 5635(b), the issuance of shares of our Common Stock, in an amount equal to or in excess of 20% of the shares of Common Stock outstanding immediately prior to the issuance of 4,605,162 shares of Common Stock issuable upon the exercise of our pre-funded warrants, issued in a private placement to Dong-A Socio Holdings Co., Ltd., pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated May 8, 2025, entered into by and among the Company and the purchasers named therein (the “Issuance Proposal”); and

•	Proposal 6 – to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 5 described above.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. We are not aware of any other business to be submitted for consideration at the Annual Meeting. If any other items of business are properly presented for a vote at the Annual Meeting, the persons named in the proxy, who are officers of the Company, have the authority to vote the shares represented by the proxy in their discretion. The foregoing items of business are more fully described in this Proxy Statement.
Record Date; Quorum
Only holders of record of Common Stock at the close of business on Monday, June 9, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, 19,588,351 shares of Common Stock were outstanding and entitled to vote. Notwithstanding the foregoing, the record owners of the securities issued pursuant to the Securities Purchase Agreement are not entitled to vote such shares with respect to Proposal 5.
The holders of one-third of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting as of the Record Date must be present by remote communication or by proxy duly authorized at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares of Common Stock are counted as present at the Annual Meeting if you are present and vote by remote communication at the Annual Meeting or if you have properly submitted a proxy. Under Delaware law, abstentions and broker non-voters are counted as present and entitled to vote for the purposes of determining whether a quorum is present. See “General Proxy Information - Voting Rights; Required Vote” below for additional information.

GENERAL PROXY INFORMATION
Voting Rights; Required Vote
Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the close of business on the Record Date. You may vote all shares of Common Stock owned by you at such date, including (1) shares of Common Stock held directly in your name as the stockholder of record and (2) shares of Common Stock held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Appraisal rights are not applicable to any of the matters being voted on. Notwithstanding the foregoing, in accordance with the applicable Nasdaq rules, the holders of 9,479,345 shares of Common Stock that were issued pursuant to the Securities Purchase Agreement prior to the Record Date will not be entitled to vote such shares of Common Stock on Proposal 5.
Stockholder of Record; Shares Registered in Your Name. If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares of Common Stock. As a stockholder of record, you may vote at the virtual Annual Meeting, or vote in advance through the Internet or by mail.
Beneficial Owner; Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares of Common Stock were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares of Common Stock held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares of Common Stock held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares of Common Stock. Because the brokerage firm, bank or other nominee that holds your shares of Common Stock is the stockholder of record, if you wish to attend the virtual Annual Meeting and vote your shares of Common Stock, you must obtain a valid proxy from the firm, bank or other nominee that holds your shares of Common Stock giving you the right to vote the shares of Common Stock at the Annual Meeting. Please refer to the section entitled “Attending the Annual Meeting; Voting Instructions; Voting of Proxies” below.
Votes Required to Adopt Proposals. For Proposal 1, each Class III director will be elected by a plurality of the votes of shares of Common Stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL,” “FOR ALL EXCEPT” either one of the nominees to the Board, or you may “WITHHOLD ALL” your vote with respect to the nominees to the Board. You may not cumulate votes in the election of directors. Approval of Proposal 2, Proposal 3 and Proposal 6 will be obtained if the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote thereon vote “FOR” such proposals. Approval of Proposal 4 and Proposal 5 will be obtained by the affirmative vote “FOR” by the majority of votes cast at the Annual Meeting.
Abstentions; Withhold Votes; Broker Non-Votes. Abstentions occur when shares present at the Annual Meeting are marked “ABSTAIN.” Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, pursuant to Delaware law and the terms of our Certificate of Incorporation, and our Fourth Amended and Restated Bylaws (the “Bylaws”), abstentions and, with respect to Proposal 1, proxies marked “WITHHOLD ALL” or “FOR ALL EXCEPT,” will have no effect on Proposal 1, Proposal 4 and Proposal 5. Abstentions will have the same effect as a vote “AGAINST” on Proposal 2, Proposal 3 and Proposal 6.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares of Common Stock. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares of Common Stock that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares of Common Stock, absent instructions from the beneficial owner of such shares of Common Stock, a broker is not entitled to vote shares of Common Stock held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal 2 is considered a routine matter, and brokers have discretionary authority to vote shares of Common Stock that are beneficially owned on Proposal 2. If a broker chooses not to vote shares of Common Stock “FOR” or “AGAINST” Proposal 2, it will have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters, and broker non-votes will have no effect on Proposal 1, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to virtually attend the Annual Meeting.
Recommendations of the Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
The Board unanimously recommends that you vote “FOR ALL” in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.
Attending the Annual Meeting; Voting Instructions; Voting of Proxies
If you are a stockholder of record, you may:
•
Vote at the virtual Annual Meeting – to participate in the Annual Meeting, you will need the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials. Submitting a proxy will not prevent a stockholder from attending the virtual Annual Meeting, revoking its earlier submitted proxy, and voting by remote communication.

•
Vote through the Internet – you may vote through the Internet. To vote by Internet, you will need to use the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

•
Vote by mail – complete, sign and date the accompanying proxy card and return it as soon as possible before the Annual Meeting in the envelope provided. If the postage-paid envelope is missing, please mail your completed proxy card to the attention of our Secretary, MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.

If you are a beneficial owner of shares of Common Stock registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions from that organization, rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote on the Internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must obtain a valid proxy card from your broker, bank or other agent and register for the virtual Annual Meeting as described above. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
To participate in the Annual Meeting, you will need the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials. If your shares of Common Stock are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the Annual Meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or access the list of stockholders as of the Record Date.
Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on Sunday, June 29, 2025. Submitting your proxy, whether through the Internet or by mail, will not prevent you from attending the virtual Annual Meeting, revoking your earlier-submitted proxy, and voting by remote communication. If you are not the stockholder of record, please refer to the voting instructions provided by your brokerage firm, bank or other nominee to direct it on how to vote your shares of Common Stock. For Proposal 1, you may vote “FOR ALL,” “FOR ALL EXCEPT” either one of the nominees to the Board, or you may “WITHHOLD ALL” your vote with respect to the nominees to the Board. For Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of Common Stock should be voted on a particular proposal at the Annual Meeting, your shares of Common Stock will be voted in accordance with the recommendations of the Board stated above.

If you receive more than one proxy card, your shares of Common Stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of Common Stock are voted, please complete, sign and return each proxy card to ensure that all of your shares of Common Stock are voted.
Your virtual attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you electronically vote again or file the proper documentation for it to be so revoked.
Expenses of Soliciting Proxies
We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the Annual Meeting by:
•	delivering to our Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again through the Internet; or
•	attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares of Common Stock are held of record by a brokerage firm, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and disclosed in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are committed to good corporate governance practices. These practices provide an important framework within which the Board and management pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that set forth the expectations for our directors, director independence standards, Board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at https://metaviatx.com under “Investors & News—Corporate Governance.”
Board Leadership Structure
The Board is currently chaired by Andrew I. Koven, who has authority, among other things, to call and preside over meetings of the Board, to set meeting agendas and to determine materials to be distributed to the Board and, accordingly, has substantial ability to shape the work of the Board.
The positions of our Chair of the Board and Chief Executive Officer are presently separated. Separating these positions allows our Chief Executive Officer, Hyung Heon Kim, to focus on our day-to-day business, while allowing Andrew I. Koven to lead the Board.
Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address the risks inherent to their respective areas of oversight. This risk management process allows the Board to play an active role in understanding and overseeing the management of risks that our Company faces and ensures that management has the framework and processes in place to effectively and adequately monitor and manage these risks. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Cybersecurity Risk Oversight
Securing the information of participants in our studies, medical professionals, employees, service providers, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and we continue to mature our procedures and technologies for data incident detection, containment, response, and remediation. While everyone at our Company plays a part in managing these risks, our Board has ultimate oversight of cybersecurity risks, which is managed as part of our enterprise risk management system. Our audit committee is central to the Board’s oversight of cybersecurity risks and bears primary responsibility for oversight, receiving input from our Chief Executive Officer and Chief Financial Officer, which is ultimately shared with our Board on a regular basis. We work with a third-party provider to monitor for cybersecurity threats and potential cybersecurity breaches. Information relating to cybersecurity and information security is contained in the section titled “Cybersecurity” in our Annual Report on Form 10-K for the year ended December 31, 2024.
Director Independence
Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). Since Dong-A holds a majority of the voting power of our outstanding Common Stock, we are a “controlled company” under the listing rules of Nasdaq. As a controlled company, we are exempt from certain Nasdaq governance requirements that would otherwise apply to the composition and function of our Board. For example, we are not required to comply with certain rules that would otherwise require, among other things, (i) our Board to have a majority of independent directors, (ii) the compensation of our executive officers to be determined by a majority of the independent directors or a committee of independent directors, and (iii) director nominees to be selected or recommended either by a majority of the independent directors or a committee of independent directors. Notwithstanding our status as a controlled company, we remain subject to the requirements that our independent directors hold regular executive sessions and that our audit committee consist entirely of independent directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of the audit committee, the Board or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Notwithstanding our status as a controlled company, the Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, the Board affirmatively determined that Mark A. Glickman, Jason L. Groves, Andrew I. Koven, Michael Salsbury, D. Gordon Strickland, and James P. Tursi, M.D. are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. The Board determined that Hyung Heon Kim, our Chief Executive Officer and President, who serves as a director, is not an “independent director” as defined under the applicable regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, the Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining each non-employee director’s independence, including the participation by our non-employee directors, or their affiliates, in certain financing transactions by the Company and the beneficial ownership of the Common Stock by each non-employee director. See “Certain Relationships and Related-Party Transactions” and “Security Ownership of Certain Beneficial Owners and Management.”
Committees of the Board
Notwithstanding our status as a controlled company, the Company complies with the Nasdaq listing requirements regarding committee matters. The Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and responsibilities as described below. Members serve on these committees until their resignation or until otherwise determined by the Board.
The charters of the audit, compensation and nominating and corporate governance committees are available without charge on the investor relations section of our website at https://metaviatx.com under “Investors & News—Corporate Governance.”
Audit Committee
Our audit committee is comprised of Mark A. Glickman, Andrew I. Koven and D. Gordon Strickland, with Mr. Strickland serving as Chair of the committee. Each member of our audit committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and is financially literate. Additionally, the Board has determined that each of Messrs. Glickman and Strickland qualify as an “audit committee financial expert” as that term is defined in the rules promulgated by the SEC. The designation of an “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than those generally imposed on each of them as a member of the audit committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the audit committee or the Board. Our audit committee is directly responsible for, among other things:
•
the review of financial statements and SEC reports, including the adequacy of our internal control over financial reporting, disclosure controls and procedures, including any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls and internal controls related to sustainability information in public disclosures, and any mitigating activities adopted in response to material weaknesses or significant control deficiencies;

•	our compliance with legal and regulatory requirements;
•	the qualifications, independence and performance of our independent auditors; and
•	the preparation of the audit committee report to be included in our annual proxy statement.
The responsibilities and activities of the audit committee are described further in its charter.
Report of the Audit Committee
The information contained in the following report of the audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The audit committee has reviewed and discussed with our management and BDO USA, P.C. our audited financial statements as of and for the year ended December 31, 2024. The audit committee has also discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC.
The audit committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with BDO USA, P.C. its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Audit Committee
D. Gordon Strickland (Chair)
Mark A. Glickman
Andrew I. Koven
Compensation Committee
Our compensation committee is currently comprised of Mark A. Glickman, Michael Salsbury and D. Gordon Strickland, with Mr. Salsbury serving as Chair of the committee. Each member of our compensation committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Our compensation committee is responsible for, among other things:
•	evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs;
•	evaluating and approving the Company’s performance against corporate goals and objectives;
•	reviewing the Company’s practices and policies of employee compensation as they relate to risk management;
•	administering our cash-based and equity-based compensation plans; and
•	making recommendations to the Board regarding any other Board responsibilities relating to executive compensation.
The executive officer compensation program is substantially based on decisions made by the compensation committee, in consultation with certain members of management. Compensation determinations for the executive officers are made based on historical practice, Company and individual performance and benchmarking compensation of similar positions at peer group companies.
The compensation committee may form and delegate its authority to subcommittees as appropriate. The responsibilities and activities of the compensation committee are described further in its charter.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Jason L. Groves, Andrew I. Koven and James P. Tursi, M.D., with Mr. Koven serving as Chair of the committee. Each member of our nominating and corporate governance committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:
•	identifying, considering and recommending candidates for membership on the Board;
•	overseeing the process of evaluating the performance of the Board;
•
developing a set of corporate governance guidelines and principles to be applicable to the Company and periodically reviewing and assessing the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics; and

•	advising the Board on other corporate governance matters.
The responsibilities and activities of the nominating and corporate governance committee are described further in its charter.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive officers, as applicable. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website. The full text of our code of conduct is posted on the investor relations section of our website at https://metaviatx.com under “Investors & News—Corporate Governance.”
Insider Trading Policy
Our Board has adopted an Insider Trading Compliance Policy (“Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and other specified persons. Our Insider Trading Policy is designed to promote compliance with insider trading laws by informing, educating and creating reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. The policy prohibits the trading of our securities on the basis on material nonpublic information, establishes regular blackout periods when directors, executive officers and other specified persons are prohibited from trading in our securities, and requires legal compliance for any insider trading plans intended to rely on the affirmative defense against insider trading liability in accordance with Rule 10b5-1 under the Exchange Act. Additionally, the policy specifically prohibits all directors, officers, employees and other specified persons from speculative trading and hedging transactions involving our Common Stock, including short sales, transactions in put or call options, and other speculative transactions. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.
Compensation Recovery Policy
Our Board determined that it is in the Company’s best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board has adopted a Policy for the Recovery of Erroneously Awarded Compensation, effective November 2, 2023, as amended on November 29, 2024 (the “Compensation Recovery Policy”), in accordance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. A copy of our Compensation Recovery Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.
Our Compensation Recovery Policy is administered by our compensation committee and enables the Company to recover from specified current and former Company executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Compensation Recovery Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based cash compensation, that is granted, earned or vested based wholly or in part on the attainment of any Company financial reporting measure.

If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the compensation committee shall require any executive officer covered by our Compensation Recovery Policy to reimburse or forfeit to the Company the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The compensation committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Compensation Recovery Policy to recoup the amount described above.
Board and Committee Meetings and Attendance
The Board and its committees meet regularly throughout the year and also hold special meetings. During 2024, the Board held 11 meetings; the audit committee held 6 meetings; the compensation committee held 5 meetings; and the nominating and corporate governance committee held 4 meetings, in each case, including telephonic meetings. The Board and its committees also act by written consent from time to time. During 2024, none of the directors serving attended fewer than 75% of the aggregate of the total number of meetings held by the Board during his tenure and the total number of meetings held by all committees of the Board on which such director served during his tenure.
Board Attendance at Annual Stockholders’ Meeting
Our directors are encouraged to attend the Annual Meeting. All of our directors attended the 2024 Annual Meeting of Stockholders.
Communication with Directors
Stockholders and interested parties who wish to communicate with the Board, non-management members of the Board as a group, a committee of the Board or a specific member of the Board (including our Chair) may do so by letters addressed to the attention of our Secretary, MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.
All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board unless such communications are unsolicited items, sales materials, other routine items and items unrelated to the duties and responsibilities of the Board.
Considerations in Evaluating Director Nominees
The nominating and corporate governance committee reviews and makes recommendations to the Board, from time to time, regarding the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, the operations of the Company and the long-term interests of stockholders. The nominating and corporate governance committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. The nominating and corporate governance committee does not have a specific diversity policy underlying its nomination process, although it seeks to ensure the Board includes directors with diverse backgrounds, qualifications, skills and experience relevant to the Company’s business.
In the case of an incumbent director whose term of office is set to expire, the nominating and corporate governance committee considers such director’s overall service to the Company during his term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence. Generally, the committee will re-nominate incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, continue to make important contributions to the Board and consent to continue their service on the Board.
If a vacancy on the Board occurs or the Board increases in size, the nominating and corporate governance committee will actively seek individuals that satisfy the committee’s criteria for membership on the Board, and the committee may rely on multiple sources for identifying and evaluating potential nominees, including referrals from our current directors and management. The Board may engage search firms or other third parties in connection with identifying and evaluating Board nominee candidates.

Stockholder Recommendations for Nominations to the Board
The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for the Board so long as such recommendations are sent on a timely basis and are otherwise made in accordance with our Certificate of Incorporation, our Bylaws and applicable law. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 5 of our Bylaws and applicable law. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws regarding nominations by stockholders. Any nomination should be sent in writing to our Secretary, MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.
See “Additional Information—Stockholder Proposals to be Presented at Next Annual Meeting” for additional information. The committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees.

PROPOSAL 1
ELECTION OF CLASS III DIRECTORS
The Board is divided into three classes. Members of each class serve staggered three-year terms. Directors in Class III will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders to be held in 2026 and 2027, respectively. The Board currently consists of seven members. Based on the recommendation of the nominating and corporate governance committee of the Board, the Board has re-nominated Mark A. Glickman and Michael Salsbury for election as Class III directors to serve for three-year terms ending at the 2028 annual meeting of stockholders or until their successors are elected and qualified.
Each of Messrs. Glickman and Salsbury has consented to serve if elected. If any of them should become unavailable, the Board may designate a substitute nominee. In that case, the proxy holder named as proxy in the accompanying proxy card will vote for the Board’s substitute nominee and make appropriate disclosures. Alternatively, the Board may leave the position vacant.
Each director will be elected by a plurality of the votes present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. This means that the two individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL,” “FOR ALL EXCEPT” either one of the nominees to the Board, or you may “WITHHOLD ALL” your vote with respect to the nominees to the Board. Shares represented by proxies will be voted “FOR” the election of each of the Class III nominees, unless the proxy is marked to withhold authority to so vote. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. Additional information regarding the directors and director nominees of the Company is set forth below.
Nominees to the Board
The nominees of the Company are as follows:

Name	Age	Title	Class
Mark A. Glickman(1)	59	Director	Class III
Michael Salsbury(2)	75	Director	Class III

(1)	Member of the audit committee and the compensation committee.
(2)	Chair of the compensation committee.
Mr. Mark A. Glickman has served as a member of the Board since May 2023. Mr. Glickman has also served as a member of the board of Otsuka Precision Health since March 2024. Since December 2023, Mr. Glickman has served as President and Chief Executive Officer of BioFlorida, Inc., an association representing life sciences and research organizations based in Florida. Previously, Mr. Glickman served as the Co-Chief Executive Officer for TherapeuticsMD, Inc. (“TXMD”) (Nasdaq: TXMD), a women’s healthcare product company, from September 2022 through the sale of the assets of TXMD, Inc. to Mayne Therapeutics (now Mayne Pharma Group Ltd) in January 2023. Mr. Glickman also served as Chief Business Officer, Commercial of TXMD, since June 2021 through the sale of assets of TXMD. Previously, Mr. Glickman served as the Chief Commercial Officer for Esperion Therapeutics, Inc. (Nasdaq: ESPR) from 2018 until December 2020, where he developed and led the commercial division in the launch of the company’s first cardiovascular prescription therapy. From June 2015 to March 2018, Mr. Glickman served as the Chief Commercial Officer for Aralez Pharmaceuticals, Inc. (“Aralez”), a public specialty pharmaceutical company, where he built out and led the first commercial effort for a previously clinical organization. Prior to June 2015, Mr. Glickman was Executive Vice President of Sales and Marketing for Auxilium Pharmaceuticals Inc., which was acquired by Endo International plc (“Endo”) in January 2015, where he led all commercial efforts for a portfolio of thirteen pharmaceutical products. Mr. Glickman’s previous positions include Senior Vice President of Sales and Marketing and Vice President of Medical Devices for Otsuka America Pharmaceuticals Inc. and Marketing Head, Regional Sales Director and Vice President of Sales and Operations at Kos Pharmaceuticals (Abbott Laboratories, now AbbVie Inc. (NYSE: ABBV)), where he expanded his skills in the commercial products area. Mr. Glickman received a Bachelor of Arts degree in Political Science from S.U.N.Y

Oswego, and a Master of Business Administration in Finance and International Management from the N.Y.U. Stern School of Business. The Board believes that Mr. Glickman’s 30 years of experience in the pharmaceutical and medical device industry qualifies him to serve as a director.
Mr. Michael Salsbury has served as a member of the Board since December 2019. From May 2021 to August 2024, Mr. Salsbury served as Counsel to Current Health, Inc., a provider of remote care management services and products. Current Health was acquired by Best Buy Co., Inc. (NYSE: BBY) in November 2021. From September 2017 to May 2022, Mr. Salsbury served as Counsel to Verisma Systems, Inc., a provider of cloud-based automated disclosure management systems; and from February 2013 to July 2017, he served as Secretary and General Counsel to Best Doctors, Inc., a provider of expert medical opinions. Best Doctors was acquired by Teladoc Health, Inc. (NYSE: TDOC) in July 2017. Mr. Salsbury has more than 25 years’ experience as a senior executive with public and private companies and at a private law practice. Mr. Salsbury received a J.D. and M.B.A. from the University of Virginia and a B.A. from Dartmouth College. The Board believes that Mr. Salsbury’s legal expertise and his experience serving as general counsel and secretary of a Fortune 100 corporation qualifies him to serve as a director.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting are as follows:

Name	Age	Title	Class
D. Gordon Strickland(1)	78	Director	Class I
James P. Tursi, M.D.(2)	60	Director	Class I
Jason L. Groves(2)	54	Director	Class II
Hyung Heon Kim	49	Chief Executive Officer, President, Director	Class II
Andrew I. Koven(3)	67	Chair of the Board	Class II

(1)	Chair of the audit committee and a member of the compensation committee.
(2)	Member of the nominating and corporate governance committee.
(3)	Chair of the Board, member of the audit committee and chair of the nominating and corporate governance committee.
Mr. D. Gordon Strickland has served as a member of the Board since January 2022. He served as Chair of Ampex Corporation (“Ampex”), a technology company that was previously listed on Nasdaq, from March 2012 until June 2019. He also served as Ampex’s Chief Executive Officer from February 2007 to March 2012. Prior to Ampex, he served as President and Chief Executive Officer of Cardiff Holdings, a privately held producer of credit, debit, loyalty and other cards by Brookside Equity Partners from March 2012 to August 2013. Prior to Cardiff Holdings, Mr. Strickland was the Chair of Medical Resources, a public operator of diagnostic imaging centers. Mr. Strickland was also president and CEO of MCSi, Inc., a technical integrator of audio-visual products, from March 2003 until March 2004. Prior to MCSi, Inc., Mr. Strickland was the president and CEO of Capitol Wire, Inc, an internet-based news and information service provider from September 1999 until August 2002 and had leadership roles with Kerr Group, a manufacturer of glass containers and plastic packaging, from June 1986 until August 1997, including serving as the president and CEO, and as Senior Vice President, Finance and Chief Financial Officer. Mr. Strickland has over 35 years of experience as a senior executive and board member with public and private companies. Mr. Strickland received an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A from Yale University. The Board believes that Mr. Strickland’s experience serving as Chair and Chief Executive Officer of a publicly-traded company, Ampex, qualifies him to serve as a director.
Dr. James P. Tursi was appointed to the Board in November 2023. Dr. Tursi has served as Executive Vice President – Global R&D for Endo since January 2022. From April 2020 until January 2022, Dr. Tursi served as Chief Scientific Officer U.S. for Ferring Pharmaceuticals. From August 2018 until April 2020, Dr. Tursi served as Executive Vice President, R&D for Antares Pharma Inc. (Nasdaq: ATRS). Prior to August 2018, Dr. Tursi served as Chief Medical Officer at Aralez, Chief Medical Officer and Vice President of Clinical R&D for Auxilium Pharmaceuticals Inc. and held positions of increasing responsibility at GlaxoSmithKline (NYSE: GSK) and Procter & Gamble Pharmaceuticals. Dr. Tursi practiced medicine and surgery for over 10 years and created a medical education company, I Will Pass®, which assisted physicians in the process of board certification. He holds a Bachelor of Science degree in Chemistry and Biology from Ursinus College, a Doctor of Medicine from Medical College of Pennsylvania and performed his residency in Gynecology and Obstetrics at the Johns Hopkins Hospital. The Board believes Dr. Tursi’s pharmaceutical industry and senior leadership experience qualifies him to serve as a director.

Mr. Jason L. Groves, Esq. has served as a member of the Board since December 2019. Since July 2022, Mr. Groves has served as the Chief Legal Officer and Corporate Secretary of Medifast, Inc. (“Medifast”) (NYSE: MED), a publicly-held leading manufacturer and distributor of clinically-proven, healthy-living products and programs. After joining Medifast in 2009, Mr. Groves has held several executive management positions, most recently serving as Executive Vice President and General Counsel of Medifast from 2011 to July 2022. Mr. Groves was a Medifast director from 2009 to 2015, serving on the audit committee from 2009 to 2011. Prior to joining Medifast, Mr. Groves was Assistant Vice President of Government Affairs for Verizon Maryland, a telecommunications company, where he was responsible for the company’s legislative policy and government affairs. A U.S. Army veteran, Mr. Groves was a direct-commissioned Judge Advocate in the U.S Army Judge Advocate General’s (JAG) Corps. As a JAG officer, he practiced law and had the distinction of prosecuting criminal cases in the District Court of Maryland as a Special Assistant U.S. Attorney. Over the course of three years, he received two Army Achievement Medals and one Army Commendation Medal. Mr. Groves completed nine years with the Anne Arundel Medical Center Board of Trustees, chairing their international captive insurance company board for eight years. Mr. Groves received his Bachelor of Science degree, cum laude, in Hospitality Management from Bethune-Cookman University, and obtained his Juris Doctor from North Carolina Central University School of Law. The Board believes that Mr. Grove’s experience serving as an independent director, audit committee member, and chief legal officer of a large public corporation while assisting with the initial international introduction of such corporation’s products qualifies him to serve as a director.
Mr. Hyung Heon Kim has served as a member of the Board since July 2021 and was appointed as our President and Chief Executive Officer in August 2023. Previously, Mr. Kim was the General Counsel and a Vice President of Dong-A ST and Dong-A Socio Group, a Korean-based group of companies mainly engaged in the research, development, production and sale of pharmaceuticals, medical devices and APis. Mr. Kim served as General Counsel of Dong-A ST from January 2018 until August 2023 and as a Vice President of Dong-A ST from December 2020 until August 2023. Mr. Kim previously served as Executive Director of Dong-A ST from January 2018 through December 2020. Prior to his roles with Dong-A ST, Mr. Kim was Head of International Legal Affairs for Dong-A Socio Holdings Co., Ltd., a Korean-based holdings company for the Dong-A Socio group of companies from 2012 to 2018. Since April 2021, Mr. Kim has served as a director of AnaPath Services GmbH, a private Swiss-based provider of scientific research and development services, and STP America Research Corp, a private New Jersey-based research and development company. Prior to joining Dong-A Socio Group, Mr. Kim served as legal counsel to SK Energy Co., Ltd. and SK Innovation Co., Ltd. from 2008 to 2011. Mr. Kim received his Bachelor of Law degree from Soongshil University in Korea, and obtained his Juris Doctor from Washington University School of Law. The Board believes that Mr. Kim’s experiences gained as General Counsel and Head of International Legal Affairs to an established pharmaceutical group of companies qualify him to serve as a director. In addition, his day-to-day leadership of MetaVia gives him critical insights into our operations, strategy and competition, and he facilitates the Board’s ability to perform its oversight function.
Mr. Andrew I. Koven has served as a member of the Board since July 2021, and Chair of the Board since January 2022. Mr. Koven is the Lead Independent Director of Kala Bio, Inc. (“Kala”) (Nasdaq: KALA), a public biopharmaceutical company focused on the discovery, development and commercialization of innovative therapies for diseases of the eye. He has served as the Lead Independent Director of Kala since December 2018 and as a member of the Kala board of directors since September 2017. Mr. Koven serves as Chair of Kala’s compensation committee and is a member of the audit committee. Mr. Koven was, until his retirement in January 2019, the President and Chief Business Officer of Aralez and served in that role with the company’s predecessor, Pozen, Inc. (“Pozen”), commencing in June 2015. Prior to joining Pozen, Mr. Koven served as Executive Vice President, Chief Administrative Officer and General Counsel of Auxilium Pharmaceuticals Inc., a public specialty biopharmaceutical company, from February 2012 until January 2015, when it was acquired by Endo. Mr. Koven served as President and Chief Administrative Officer and a member of the board of directors of Neurologix, Inc. (“Neurologix”), a company focused on the development of multiple innovative gene therapy development programs, from September 2011 to November 2011. Before Neurologix, Mr. Koven served as Executive Vice President and Chief Administrative and Legal Officer of Inspire Pharmaceuticals, Inc., a public specialty pharmaceutical company, from July 2010 until May 2011 when it was acquired by Merck & Co., Inc. (NYSE: MRK). Previously, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Sepracor Inc. (now Sumitomo Pharma America, Inc.), a public specialty pharmaceutical company, from March 2007 until February 2010 when it was acquired by Dainippon Sumitomo Pharma Co., Ltd. Prior to joining Sepracor, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Kos Pharmaceuticals, Inc., a public specialty pharmaceutical company, from August 2003 until its acquisition by Abbott Laboratories (now AbbVie) in December 2006. Mr. Koven began his career in the pharmaceutical industry first as an Assistant General Counsel and then as Associate General Counsel at Warner-Lambert Company from 1993 to 2000, followed by his role as Senior Vice President and General Counsel at Lavipharm Corporation from 2000 to 2003. From 1986 to 1992, he was a corporate associate at Cahill, Gordon & Reindel in New York. From 1992 to 1993, he served as Counsel, Corporate and Investment Division, at The Equitable Life Assurance Society of the U.S. Mr. Koven holds a Master of Laws (LL.M.) Degree from Columbia University School of Law and a Bachelor of Laws (LL.B.) Degree and B.A. Degree in Political Science from Dalhousie University. The Board believes that Mr. Koven’s extensive experience in the pharmaceutical industry qualifies him to serve as a director.
There are no familial relationships among any of our directors, director nominees and executive officers.
Involvement in Certain Previous Legal Proceedings
Mr. Glickman served as Chief Commercial Officer at Aralez from June 2016 to March 2018, Mr. Koven served as President and Chief Business Officer of Aralez’s predecessor, Pozen, and then at Aralez from June 2015 to January 2019, and Dr. Tursi served as Chief Medical Officer of Pozen and then Aralez from 2015 until August 2018, and has served as Executive Vice President – Global R&D for Endo since January 2022. Each of Aralez and Endo and certain of their respective affiliates filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on August 10, 2018 and August 16, 2022, respectively.
Non-Employee Director Compensation
Our non-employee directors receive a mix of cash and share-based compensation intended to encourage non-employee directors to continue to serve on the Board, further align the interests of the directors and stockholders, and attract new non-employee directors with outstanding qualifications. Directors who are employees or officers of the Company do not receive any additional compensation for Board service.
The following table provides compensation information for the fiscal year ended December 31, 2024 for each non-employee member of the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Mark A. Glickman	55,000	19,850	74,850
Jason L. Groves	45,000	19,850	64,850
Andrew I. Koven	94,000	19,850	113,850
Michael Salsbury	52,000	19,850	71,850
D. Gordon Strickland	64,000	19,850	83,850
James P. Tursi, M.D.	45,000	19,850	64,850

(1)	The amounts in this column represent the value of annual cash earned from retainers by directors serving on the Board and committees of the Board in 2024.
(2)
Amounts reported reflect the aggregate grant date fair value of 5,051 RSUs granted to each of our directors for service in 2024, whose grant date fair value was determined based on the closing sales price of our Common Stock as reported on Nasdaq on the date of grant. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

Non-Employee Director Compensation Policy
In May 2024, the compensation committee recommended, and the Board approved our Amended and Restated Non-Employee Director Compensation Policy (as further amended in November 2024, the “Amended Non-Employee Director Compensation Policy”). Under the Amended Non-Employee Director Compensation Policy, all of our non-employee directors receive an annual cash retainer of $40,000 for Board service except for the Non-Executive Chair of the Board who receives an annual cash retainer of $75,000. Additionally, directors receive an additional cash retainer for serving as a committee chair or member as follows:

	Audit Committee ($)	Compensation Committee ($)	Nominating and Corporate Governance Committee ($)
Committee chair	18,000	12,000	10,000
Committee Member (other than the chair)	9,000	6,000	5,000

Initial grant: For each non-employee director who is first elected or appointed to the Board on or following the effective date of the Amended Non-Employee Director Compensation Policy, at the close of business on the date of such non-employee director’s initial election or appointment to the Board, such non-employee director will be automatically, and without further action by the Board or the compensation committee, granted an RSU award covering a number of RSUs equal to (a) $40,000 divided by (b) the average fair market value of a share of our Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such RSU award, rounded down to the nearest whole unit (each, an “Initial Grant”). 50% of each Initial Grant will vest as of the date of grant and the remainder will vest in two equal installments on each subsequent anniversary of the date of grant, subject to the non-employee director’s continuous service on each vesting date.
Annual grant and prorated annual grant: At the close of business after the first annual meeting of the Company’s stockholders following the effective date of the Amended Non-Employee Director Compensation Policy and on the date of each subsequent annual meeting of the Company’s stockholders held following the initial annual meeting of stockholders (each, a “Company Annual Meeting”), each person who is then a non-employee director will be automatically, and without further action by the Board or the compensation committee, granted an RSU award covering a number of RSUs equal to (i) $20,000 divided by (ii) the average fair market value of a share of Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such RSU award, rounded down to the nearest whole unit (each, an “Annual Grant”).
In addition, for each non-employee director who is first elected or appointed to the Board after the first Company Annual Meeting following the effective date on a date other than the date of the Company Annual Meeting, at the close of business on the thirtieth (30th) day following such non-employee director’s initial election or appointment to the Board, such non-employee director will be automatically, and without further action by the Board or the compensation committee, granted an RSU award covering a number of RSUs equal to (i) $20,000 divided by (ii) the average fair market value of a share of Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such RSU award, multiplied by a fraction, the numerator of which equals 365 minus the total number of days, as of the grant date of such RSU award, that have occurred since the last Company Annual Meeting and the denominator of which equals 365, rounded down to the nearest whole unit (each, a “Prorated Annual Grant”).
Each Annual Grant and Prorated Annual Grant will vest in full on the earlier of the (i) one-year anniversary of the grant date of the Annual Grant or Prorated Annual Grant, as applicable, and (ii) date immediately prior to the date of the Company Annual Meeting following the grant date of such Annual Grant or Prorated Annual Grant, as applicable, subject to the non-employee director’s continuous service on the vesting date.
Retainer grant: Each non-employee director may elect to forego receiving payment of all (but not less than all) of the annual cash retainers described above that he is otherwise eligible to receive for the period during the Company’s fiscal year that the election applies commencing on the first day of such fiscal year (or if the non-employee director makes the election in the Company’s fiscal year that the election applies, on the first day of the Company’s fiscal quarter next following the Company’s fiscal quarter in which the election is made) and ending on the last day of such fiscal year and instead receive an RSU award (the “Retainer Grant”), provided such election is timely made and complies with certain other requirements specified in the Amended Non-Employee Director Compensation Policy. If a non-employee director timely makes the election described above in accordance with the

Amended Non-Employee Director Compensation Policy, on the first day of the Company’s fiscal year that the election applies (or if the non-employee director makes the election in the Company’s fiscal year that the election applies, on the first day of the Company’s fiscal quarter following the Company’s fiscal quarter in which the election is made), the non-employee director will be automatically granted a Retainer Grant covering a number of RSUs equal to the (i) aggregate amount of the annual cash retainers that the non-employee director is eligible to receive under the Amended Non-Employee Director Compensation Policy for the applicable period to which the election applies divided by (ii) average fair market value of a share of the Company’s Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such Retainer Grant, rounded down to the nearest whole unit. Each Retainer Grant will vest in equal quarterly installments over the period commencing on the grant date of the Retainer Grant and ending on the last day of the fiscal year in which the Retainer Grant is granted, subject to the non-employee director’s continued service on each vesting date.
Deferral of settlement of RSU awards: Each non-employee director may elect to defer the delivery of shares in settlement of any RSU award granted under the Amended Non-Employee Director Compensation Policy that would otherwise be delivered to such non-employee director on or following the date such award vests pursuant to the terms of a deferral election such non-employee director makes in accordance with the Amended Non-Employee Director Compensation Policy.
Change of Control; Death; Disability: Each RSU award held by a non-employee director that is granted under the Non-Employee Director Compensation Policy, including the awards described above, will fully vest upon such non-employee director’s death or disability (as defined in the MetaVia Inc. 2022 Amended and Restated Equity Incentive Plan (the “2022 Equity Incentive Plan”)), or immediately prior to the consummation of a Change in Control (as defined in the 2022 Equity Incentive Plan), in each case to extent such award is outstanding immediately prior to the occurrence of such event.
Non-employee director compensation limit: The aggregate value of all compensation granted or paid, to any non-employee director with respect to any fiscal year of the Company, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed the limits set forth in the 2022 Equity Incentive Plan, currently, (1) $750,000 in total value or (2) if such non-employee director first joins the Board during such fiscal year, $1,000,000 in total value.
All RSU awards shall be issued pursuant to the terms of the Company’s 2022 Equity Incentive Plan.
THE BOARD RECOMMENDS A VOTE “FOR ALL” IN THE ELECTION OF THE NOMINATED
CLASS III DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of the Record Date:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors and nominees for director; and
•	all of our current executive officers and directors as a group.
The table lists the applicable percentage of ownership based on an aggregate of 19,588,351 shares of Common Stock outstanding and entitled to vote as of the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before August 8, 2025, which is 60 days after the Record Date; (ii) the vesting of RSUs on or before August 8, 2025, which is 60 days after the Record Date; and (iii) outstanding warrants to purchase Common Stock held by that person that is either immediately exercisable or exercisable on or before August 8, 2025, which is 60 days after the Record Date. These shares of Common Stock are deemed to be outstanding and beneficially owned by the person holding those stock options, RSUs or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.

Name Of Beneficial Owner	Shares Beneficially Owned(1) (#)	Percent(2) (%)
Greater than 5% securityholders
Entities affiliated with Dong-A(3)	14,827,137	75.7%
Directors and Named Executive Officers
Mark A. Glickman(4)	8,958	*
Jason L. Groves(5)	15,151	*
Andrew I. Koven(6)	15,151	*
Hyung Heon Kim(7)	57,832	*
Michael Salsbury(8)	15,151	*
D. Gordon Strickland(9)	15,067	*
James P. Tursi, M.D. (10)	8,291	*
Marshall H. Woodworth(11)	20,832	*
All current executive officers and directors as a group (8 persons)	156,433	*

*	Indicates beneficial ownership of less than one percent.
(1)	Includes shares underlying (i) stock options that are exercisable and (ii) RSUs that are vested or will become vested, in each case, within 60 days of the Record Date.
(2)	Applicable percentage of ownership is based on 19,588,351 shares of Common Stock outstanding and entitled to vote as of the Record Date, as adjusted for each stockholder.
(3)
Represents shares of Common Stock owned by Dong-A and Dong-A Socio Holdings Co., Ltd. (“Dong-A Holdings”), each a South Korean corporation. The address of Dong-A and Dong-A Holdings is 64, Cheonho-daero, Dongdaemun-gu, Seoul, Republic of Korea.

(4)	Represents 8,958 shares of Common Stock.

(5)
Represents (i) 9,767 shares of Common Stock; (ii) 333 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; and (iii) 5,051 shares of Common Stock issuable upon settlement of RSU awards that vest within 60 days of the Record Date.

(6)
Represents (i) 333 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; and (ii) 14,818 shares of Common Stock issuable upon settlement of RSU awards that vest within 60 days of the Record Date.

(7)
Represents (i) 51,239 shares of Common Stock; (ii) 83 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; and (iii) 6,510 shares of Common Stock issuable upon settlement of RSU awards that vest within 60 days of the Record Date.

(8)
Represents (i) 9,767 shares of Common Stock; (ii) 333 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; and (iii) 5,051 shares of Common Stock issuable upon settlement of RSU awards that vest within 60 days of the Record Date.

(9)	Represents (i) 14,817 shares of Common Stock; and (ii) 250 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date.
(10)	Represents 8,291 shares of Common Stock.
(11)	Represents 20,832 shares of Common Stock.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of the Record Date:

Name	Age	Position(s)
Hyung Heon Kim	49	Chief Executive Officer and President
Marshall H. Woodworth	67	Chief Financial Officer

See “Proposal 1 – Election of Class III Directors” for biographical and other information regarding Mr. Kim.
Mr. Marshall Woodworth served as our Acting Chief Financial Officer from October 25, 2023 until his appointment as our Chief Financial Officer on March 1, 2024. Previously, Mr. Woodworth served as the Chief Financial Officer of Nevakar Inc. and its respective subsidiaries (Nevakar Injectables Inc. and Vyluma Inc.) from May 2017 through May 2023, where Mr. Woodworth was responsible for the accounting, financing, legal and human resources functions. From October 2015 through October 2016, Mr. Woodworth served as the Chief Financial Officer of Braeburn Pharmaceuticals Inc., where Mr. Woodworth led and coordinated the accounting, finance and treasury functions. From May 2014 to July 2015, Mr. Woodworth served as the Chief Financial Officer of Aerocrine AB, where Mr. Woodworth had responsibility for directing and coordinating the accounting and finance, FRS (Swedish SEC) reporting, investor relations, human resources and legal aspects of the company. From January 2010 through February 2014, Mr. Woodworth served as Chief Financial Officer of Furiex Pharmaceuticals, Inc. (Nasdaq: FURX), where Mr. Woodworth led a multi-disciplinary team and managed accounting, finance, SEC reporting, financial planning, analysis and reporting, and treasury functions. Mr. Woodworth received a Bachelor of Science degree from the University of Maryland and a Master of Business Administration degree in Finance from Indiana University.

EXECUTIVE COMPENSATION
Summary Compensation Table for 2024 and 2023
The following table presents summary information regarding the total compensation for services rendered in all capacities that were earned by our named executive officers during the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Hyung Heon Kim, President and Chief Executive Officer	2024	460,125	220,163	—	36,116(2)	716,404
	2023	174,009	55,000	386,915	48,131	664,055
Marshall H. Woodworth, Chief Financial Officer(3)	2024	316,667	120,663	209,015	128,354(3)	774,699
	2023	—	—	—	154,500	154,500

(1)
Amounts reflect the aggregate grant date fair value of RSUs in accordance with FASB ASC Topic 718. The grant date fair value was determined based on the closing sales price of our Common Stock as reported on Nasdaq on the date of grant multiplied by the number of shares of Common Stock subject to the RSU award. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Other compensation for 2024 was related to health and welfare benefits paid by MetaVia.
(3)
Mr. Woodworth was appointed as our Acting Chief Financial Officer in October 2023 and was appointed as Chief Financial Officer in March 2024. While serving as our Acting Chief Financial Officer, Mr. Woodworth was employed by WhiteCap Search Holdings, LLC (“WhiteCap”) and was contracted to us from October 2023 until March 2024. Other compensation for 2024 included $118,422 of consulting fees paid to WhiteCap for Mr. Woodworth’s services in 2024 and health and welfare benefits paid by MetaVia.

Narrative Disclosure to Summary Compensation Table
Agreements with Our Named Executive Officers
We entered into an employment agreement with Mr. Kim in connection with his appointment as our President and Chief Executive Officer in August 2023 (the “Kim Employment Agreement”). In October 2023, Mr. Woodworth was appointed as the Acting Chief Financial Officer of MetaVia, pursuant to an engagement agreement with WhiteCap. In March 2024, we entered into an employment agreement with Mr. Woodworth in connection with his appointment as Chief Financial Officer of MetaVia (the “Woodworth Employment Agreement”).
Hyung Heon Kim
We entered into the Kim Employment Agreement with Mr. Kim in connection with his appointment as our Chief Executive Officer and President in August 2023. Under the terms of Kim Employment Agreement, we agreed to provide Mr. Kim: (i) an annual base salary of $450,000, reviewed annually; (ii) an annual discretionary bonus targeted at 50% of his base salary, as determined in the sole discretion of the Board or committee thereof; (iii) the right to participate in the benefit programs and arrangements that we make available to our employees, including paid vacation and sick leave, contributory and non-contributory welfare and benefit plans, disability plans, and medical, death benefit and life insurance plans for which Mr. Kim is eligible under the terms of those plans; and (iv) a RSU award for 625,064 shares of our Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “Kim RSU Award”) under our 2022 Equity Incentive Plan. The Kim RSU Award vested as to 50% of the shares underlying the Kim RSU Award on the first anniversary of Mr. Kim’s employment with MetaVia, and the remaining shares subject to the Kim RSU Award shall vest and become exercisable in equal monthly installments on the last day of each full month over the twelve (12) months following the first anniversary of Mr. Kim’s employment with us.
In the event of Mr. Kim’s death during the employment period or a termination due to disability, Mr. Kim or his beneficiaries or legal representatives shall be entitled to receive (i) any annual base salary earned, but unpaid, for services rendered to MetaVia on or prior to the date on which the employment period ends, (ii) unreimbursed expenses and (iii) certain other benefits provided for in the employment agreement (the “Kim Unconditional Entitlements”). In the event of termination for cause by MetaVia or the termination of employment as a result of resignation without good reason, Mr. Kim shall be provided the Kim Unconditional Entitlements.
In the event of a resignation by Mr. Kim for good reason or the exercise by MetaVia of its right to terminate Mr. Kim other than for cause, death or disability, Mr. Kim will receive the Kim Unconditional Entitlements and, subject to Mr. Kim signing and delivering to us and not revoking a general release of claims in favor of MetaVia and certain related parties, we shall pay a severance amount to Mr. Kim equal to fifty percent (50%) of Mr. Kim’s then-current base salary (the “Severance Amount”) and pay for Mr. Kim’s continued health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a period of six (6) months following Mr. Kim’s termination (the “Kim Conditional Benefits”).
In the event of a resignation by Mr. Kim for good reason, the exercise by MetaVia of its right to terminate Mr. Kim other than for cause, death or disability, in each case, within twelve (12) months following or three (3) months prior to the effective date of a change in control, Mr. Kim will receive the following: (i) the Kim Unconditional Entitlements and the Kim Conditional Benefits less the Severance Amount; (ii) an amount equal to the product of 1.0 times the sum of Mr. Kim’s annual base salary and target annual cash bonus, less the Non-Compete Amount (as defined in the Kim Employment Agreement), if applicable; and (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the change in control and remain subject to time-based vesting conditions, if any.
In addition, Mr. Kim entered into an Employee Proprietary Information and Invention Assignment Agreement that applies during the term of Mr. Kim’s employment and thereafter.
Marshall H. Woodworth
In October 2023, Mr. Woodworth was appointed as the Acting Chief Financial Officer of MetaVia, pursuant to an engagement agreement with WhiteCap, dated February 3, 2023. Mr. Woodworth received his compensation and benefits from WhiteCap. In connection with the appointment of Mr. Woodworth as our Acting Chief Financial Officer, we paid WhiteCap approximately $375.00 per hour under the engagement agreement for services rendered to MetaVia by Mr. Woodworth.
In March 2024, we entered into the Woodworth Employment Agreement with Mr. Woodworth in connection with his appointment as Chief Financial Officer of MetaVia. The Woodworth Employment Agreement has an initial term of two (2) years beginning on March 1, 2024 (“Initial Term”) and automatically renews for an additional one-year period at the end of the Initial Term and each anniversary thereafter (“Renewal Term”), provided that at least 60 days prior to the expiration of the Initial Term or any Renewal Term the Board does not notify Mr. Woodworth of its intention not to renew.
Under the terms of Woodworth Employment Agreement, we agreed to provide Mr. Woodworth: (i) an annual base salary of $380,000, reviewed annually; (ii) an annual discretionary bonus targeted at 40% of his base salary, as determined in the sole discretion of the Board or committee thereof; (iii) the right to participate in the benefit programs and arrangements that we make available to our employees, including paid vacation and sick leave, contributory and non-contributory welfare and benefit plans, disability plans, and medical, death benefit and life insurance plans for which Mr. Woodworth is eligible under the terms of those plans; and (iv) a RSU award for 33,496 shares of our Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “Woodworth RSU Award”) under our 2022 Equity Incentive Plan. The Woodworth RSU Award vests as follows: (i) 30% of the shares underlying the Woodworth RSU Award on the first anniversary of the grant; (ii) 30% of the shares underlying the Woodworth RSU Award on the second anniversary of the grant date; and (iii) the remaining shares subject to the Woodworth RSU Award, shall vest and become exercisable in equal monthly installments on the last day of each full month over the twelve (12) months following the first anniversary of grant date.
If during the period Mr. Woodworth is employed by MetaVia, we consummate a Change in Control (as defined in the Woodworth Employment Agreement) and the Woodworth RSU Award is not assumed, continued or substituted by the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) in such Change in Control in the manner contemplated by the 2022 Equity Incentive Plan, then 100% of the unvested portion of the Woodworth RSU Award shall fully vest immediately prior to the effectiveness of such Change in Control.
In the event of Mr. Woodworth’s death during the employment period or a termination due to disability, Mr. Woodworth or his beneficiaries or legal representatives shall be entitled to receive any annual base salary earned, but unpaid, for services rendered to MetaVia on or prior to the date on which the employment period ends, unreimbursed expenses and certain other benefits provided for in the Woodworth Employment Agreement (the “Unconditional Entitlements”). In the event of termination for cause by MetaVia or the termination of employment as a result of resignation without good reason, Mr. Woodworth shall be provided the Unconditional Entitlements.

In the event of a resignation by Mr. Woodworth for good reason or the exercise by MetaVia of its right to terminate Mr. Woodworth other than for cause, death or disability, Mr. Woodworth will receive the Unconditional Entitlements and, subject to Mr. Woodworth signing and delivering to MetaVia and not revoking a general release of claims in favor of the MetaVia and certain related parties, we shall pay a severance amount to Mr. Woodworth equal to twenty-five percent (25%) of Mr. Woodworth’s then-current annual base salary and pay for Mr. Woodworth’s continued health insurance coverage under COBRA for a period of three (3) months (the “Conditional Benefits”). In the event of a resignation by Mr. Woodworth for good reason or the exercise by MetaVia of its right to terminate Mr. Woodworth other than for cause, death or disability, in each case, within twelve (12) months following or three (3) months prior to the effective date of a Change in Control, Mr. Woodworth will receive the following: (i) the Unconditional Entitlements and the Conditional Benefits less the Severance Amount; (ii) an amount equal to the product of 0.50 times the sum of Mr. Woodworth’s annual base salary and target annual cash bonus, less the Non-Compete Amount (as defined in the Woodworth Employment Agreement), if applicable; and (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any.
Outstanding Equity Awards at Fiscal Year-End 2024
The following table sets forth information regarding outstanding stock option and RSU awards held by our named executive officers as of December 31, 2024:

		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Share of Stock That Have Not Vested (#)	Market Value of Share of Stock That Have Not Vested(1) ($)
Hyung Heon Kim	June 9, 2022	83	14.18	June 9, 2032	—	—
Hyung Heon Kim	August 11, 2023	—	—	—	29,298(2)	59,475
Marshall Woodworth	March 1, 2024	—	—	—	33,496(3)	67,997

(1)
This column shows the market value of the unvested RSUs held by our named executive officers based on $2.03 per share, the closing price of our Common Stock on December 31, 2024, the last trading day of 2024.

(2)	The RSUs will vest in equal monthly installments on the last day of each full month following August 11, 2024, subject to continuing service.
(3)
30% of the RSUs vested on March 1, 2025, 30% will vest on March 1, 2026 and 40% vest in twelve equal installments on the last day of each full month following March 1, 2026, subject to continuing service.

Policy on Timing of Option Grants
During 2024, we did not grant stock options to our executive officers, directors or employees. Our compensation committee has not established policies and practices regarding the timing of stock option grants in relation to the release of material nonpublic information and does not take material non-public information into account when determining the timing and terms of stock option awards to executive officers. We do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 1(1)	Compensation Actually Paid to PEO 1(2)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 2(2)	Summary Compensation Table Total for PEO 3(1)	Compensation Actually Paid to PEO 3(2)	Average Summary Compensation Table Totals for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:	Net Income (Loss) (thousands)
									Total Shareholder Return
2024	—	—	—	—	$716,404	$647,143	$774,699	$633,681	$0.69	$(27,592)
2023	$116,807	$116,341	$432,000	$432,000	$664,055	$565,998	$154,500	$154,500	$1.26	$(12,470)
2022	$501,579	$72,820	—	—	—	—	—	—	$1.96	$(13,967)
(1)
Dr. Gil Price (PEO 1) was appointed as our President and Chief Executive Officer and became our PEO as of November 3, 2021 and through January 2023. Joseph Hooker (PEO 2) served as our Interim President and Chief Executive Officer from January 2023 to August 2023 and was contracted to us from Korn Ferry. Hyung Heon Kim (PEO 3) was appointed as our Chief Executive Officer and President in August 2023. The Summary Compensation Total for PEO 1, PEO 2 and PEO 3 and the Average Summary Compensation Table Totals for non-PEO NEOs are derived from the dollar amounts of total compensation paid for each individual in the corresponding fiscal year in the “Total” column of the Summary Compensation Table in this Proxy Statement and in the Company’s proxy statement for the fiscal year ended December 31, 2023. The non-PEO NEO for whom the average compensation is presented in this table for 2023 and 2024 is Marshall H. Woodworth, who served as our Acting Chief Financial Officer from October 25, 2023 until his appointment as our Chief Financial Officer on March 1, 2024.

(2)
The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the applicable PEO or non-PEO NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted with respect to Dr. Price, Mr. Kim and Mr. Woodworth as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

PEO 1
Prior FYE Current FYE Fiscal Year	12/31/2021 12/31/2022 2022	12/31/2022 12/31/2023 2023	12/31/2023 12/31/2024 2024
SCT Total	$501,579	$116,807	—
Minus Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	—	—
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	—	—
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	$(255,112)	—	—
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$10,527	—	—
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(184,174)	—	—
Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	$(466)	—
Compensation Actually Paid	$72,820	$116,341	—

PEO 3
Prior FYE Current FYE Fiscal Year	12/31/2021 12/31/2022 2022	12/31/2022 12/31/2023 2023	12/31/2023 12/31/2024 2024
SCT Total	—	$664,055	$716,404
Minus Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	$(386,915)	—
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	$288,858	—
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	—	—	$(48,840)
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—	$(20,421)
Compensation Actually Paid	—	$565,998	$647,143

Non-PEO NEO
Prior FYE Current FYE Fiscal Year	12/31/2021 12/31/2022 2022	12/31/2022 12/31/2023 2023	12/31/2023 12/31/2024 2024
SCT Total	—	$154,500	$774,699
Minus Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	—	$(209,015)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Options Awards and Stock Awards Granted in Fiscal Year	—	—	$67,997
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	—	—	—
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—	—
Compensation Actually Paid	—	$154,500	$633,681

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid (“CAP”) to our PEOs, the average CAP to our non-PEO NEOs in 2022 and 2024, and the Company’s TSR over the three most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between CAP to our PEOs, the average of CAP to our non-PEO NEOs in 2022 and 2024, and the Company’s net income over the three most recently completed fiscal years.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, nominees for director, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Recent Transactions with Dong-A
2024 Private Placement
On June 23, 2024, we entered into a Securities Purchase Agreement (the “2024 Securities Purchase Agreement”) with Dong-A and another institutional investor (the “2024 Private Placement”). Pursuant to the 2024 Securities Purchase Agreement, we issued to Dong-A 2,544,530 shares of our Common Stock, Series A Warrants to purchase up to 2,544,530 shares of our Common Stock (the “Series A Warrants”), and Series B Warrants to purchase up to 3,816,795 shares of our Common Stock (the “Series B Warrants”) in a private placement pursuant to Section 4(a)(2) and Regulation D promulgated under the Securities Act. The Series A Warrants and the Series B Warrants have an exercise price of $3.93 per share and became exercisable as of September 18, 2024, which is the effective date of stockholder approval received at the Company’s special meeting of stockholders for the issuance of the shares of Common Stock upon exercise of the Series A Warrants and the Series B Warrants. In connection with the 2024 Securities Purchase Agreement, Dong-A entered into a voting agreement, whereby it agreed to vote all shares of Common Stock that it or its affiliate beneficially owned with respect to any proposals presented to stockholders for approval on September 18, 2024. The Series A Warrants will expire on the earlier of the twelve month anniversary of September 18, 2024 and June 14, 2025, and the Series B Warrants will expire on the earlier of the five years anniversary of September 18, 2024 and within six months following the public announcement of MetaVia receiving positive Phase 1 Part 3 data readout for DA-1726.
In connection with the 2024 Private Placement, on June 23, 2024, we entered into a registration rights agreement with Dong-A and another institutional investor, pursuant to which, among other things, we were required to prepare and file with the SEC one or more registration statements to register for resale the shares of Common Stock sold in the 2024 Private Placement to Dong-A, as well as the shares issued to the other institutional investor in the 2024 Private Placement and in the registered direct offering (including the shares of Common Stock issuable upon exercise of the warrants issued in such offerings). On July 18, 2024, we filed a registration statement on Form S-1 to register such securities (the “Resale Registration Statement”). The Resale Registration Statement was declared effective by the SEC on July 24, 2024.
2025 Private Placement
On May 8, 2025, we entered into the Securities Purchase Agreement with Dong-A and Dong-A Holdings (the “2025 Private Placement”). Pursuant to the Securities Purchase Agreement, we issued (i) 9,479,345 shares of Common Stock for a price of $0.71 per share (the “Shares”), and (ii) 4,605,162 pre-funded common stock purchase warrants to purchase up to 4,605,162 shares of Common Stock for a purchase price of $0.709 per pre-funded warrant (the “Pre-Funded Warrants”), in a private placement pursuant to Section 4(a)(2) and Regulation D promulgated under the Securities Act. Each Pre-Funded Warrant has an exercise price of $0.001 per share, and will be exercisable beginning on the effective date of receiving stockholder approval for the shares of Common Stock underlying the Pre-Funded Warrants. Under the terms of the Pre-Funded Warrants, the Company may not affect the exercise of any such Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, other persons acting or who could be deemed to be acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s or any of the holder’s affiliates for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”), as such percentage ownership is calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. A holder may increase or decrease the Beneficial Ownership Limitation to a higher or lower percentage (not to exceed 19.99%), effective 61 days after written notice to the Company. Any such increase or decrease will apply only to that holder and not to any other holder of the Pre-Funded Warrants.

In connection with the 2025 Private Placement, on May 8, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Dong-A and Dong-A Holdings, pursuant to which, among other things, the Company is required to prepare and file with the SEC one or more registration statements to register for resale the shares of Common Stock issued and underlying the Pre-Funded Warrants that were sold in the 2025 Private Placement. The Registration Rights Agreement provides Dong-A and Dong-A Holdings with demand and piggyback registration rights, including the right to two long-form registration statements. In addition, the Company agreed to file, within 30 days following the receipt of stockholder approval, a registration statement to (i) register the Shares and Pre-Funded Warrants sold in the 2025 Private Placement (the “Registrable Securities”); and (ii) to use commercially reasonable efforts to cause each registration statement to be declared effective under the Securities Act, as promptly as possible after the filing thereof, but in any event no later than the 60th day after the receipt of stockholder approval (or in case the SEC reviews the registration statement, the 90th date after receiving stockholder approval); provided that if the Company is notified that the registration statement is not being reviewed or is no longer subject to comment, the Company is required to make the registration statement effective by the fourth trading day after such date. The Company has agreed to use commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such registration statement have been sold or are otherwise able to be sold pursuant to Rule 144.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed BDO USA, P.C. as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our audit committee is submitting the selection of BDO USA, P.C. to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal, the audit committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in our best interests and the interests of our stockholders.
Representatives of BDO USA, P.C. are expected to be present at the Annual Meeting by remote communication. They will have an opportunity to make a statement if they so desire.
Service Fees Paid to the Independent Registered Public Accounting Firms
The audit committee has considered the scope and fee arrangements for all services provided by BDO USA, P.C., taking into account whether the provision of non-audit-related services is compatible with maintaining BDO USA, P.C.’s independence. The following table presents fees for professional audit services rendered by BDO USA, P.C. for the audit of the annual financial statements for the years ended December 31, 2024 and 2023 (in thousands).

Fee Category	Fiscal Year 2024	Fiscal Year 2023
Audit Fees	$570	$451
Audit-Related Fees	—	—
Tax Fees	—	$42
All Other Fees	—	—
Total Fees	$570	$493

Audit fees consist of fees billed for services relating to the audit of our annual financial statements and review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements, comfort letters, reports on an issuer’s internal controls and review of documents to be filed with the SEC (e.g. periodic filings, registration statements, and company responses to SEC comment letters).
Tax fees relate to permissible services for technical tax advice related to federal and state income tax matters.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee generally pre-approves all audit and permitted non-audit and tax services provided by the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our audit committee.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
In a non-binding advisory vote on the frequency of the “say on pay” proposal held at our 2022 annual meeting of stockholders, a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the 2022 annual meeting voted in favor of holding “say on pay” votes once every three years. In light of this result and other factors, our Board determined that we would hold advisory “say on pay” votes once every three years until the next required advisory vote on such frequency, which must be held no later than the 2028 annual meeting of stockholders.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses the compensation of our named executive officers. Our compensation committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”
As an advisory vote, this proposal is not binding. However, our Board and compensation committee, which are responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK
General
The Board has unanimously approved an amendment to the Certificate of Incorporation to effect a reverse split of our shares of the Common Stock to occur any time prior to the first anniversary of its approval by the Company’s stockholders at a ratio in the range of 1-for-5 to 1-for-30, to be determined at the discretion of the Board, whereby each outstanding 5 to 30 shares of the Common Stock would be combined, converted and changed into one share of the Common Stock. A form of the certificate of amendment to the Certificate of Incorporation for the reverse stock split (the “Reverse Stock Split Certificate of Amendment”) is attached hereto as Appendix A. The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Certificate of Amendment, which is incorporated herein by reference.
The Board has recommended that the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split be presented to the Company’s stockholders for approval. If the Reverse Stock Split Certificate of Amendment is approved by the holders of a majority of the votes cast at the Annual Meeting, the Board will have discretion to determine, as it deems to be in the best interest of the Company’s stockholders, the specific ratio to be used within the range described above and the timing of the reverse stock split, which must occur any time prior to the first anniversary of its approval by the Company’s stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and its stockholders.
The Board may, in its discretion, determine not to effect the reverse stock split if it determines, subsequent to obtaining stockholder approval, that such action is not in the best interests of the Company. By voting in favor of the reverse stock split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the reverse stock split if it should so decide.
Reasons for the Reverse Stock Split
Our Common Stock is traded on Nasdaq under the symbol “MTVA.” The Board is submitting the Reverse Stock Split Certificate of Amendment to our stockholders for approval with the primary intent of increasing the market price of our Common Stock on Nasdaq to enhance our ability to continue to meet the continued listing requirements of Nasdaq and to make our Common Stock more attractive to a broader range of institutional and other investors. In addition to increasing the market price of our Common Stock, a reverse stock split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, the Board is asking the stockholders to grant it the authority, at its discretion, to effect a reverse stock split, which the Board believes is in the best interests of the Company and its stockholders.
For the Common Stock to continue trading on Nasdaq, we must comply with various listing standards, including that the Common Stock maintains a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). As previously disclosed, on May 29, 2025, we received a letter (the “Nasdaq Notice”) from the Listing Qualifications Department of Nasdaq indicating that, based on the closing bid price of the Common Stock for 30 consecutive business days preceding the Nasdaq Notice, the Company no longer meets the Minimum Bid Price Requirement. The Nasdaq Notice has no effect on the listing of the Common Stock at this time, and the Common Stock continues to trade on Nasdaq under the symbol “MTVA.” In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a period of 180 calendar days in which to regain compliance. The Nasdaq Notice further states that if compliance with the Minimum Bid Price Requirement cannot be demonstrated by the end of the compliance period, the Company may be eligible for a second 180 calendar day period to regain compliance. If the Company qualifies for such extension, the Company expects to submit a request to Nasdaq for a 180 calendar day extension to regain compliance with the Minimum Bid Price Requirement under the Nasdaq Listing Rules. If we do not regain compliance with the Minimum Bid Price Requirement by the end of the compliance period (either on an initial or extended basis) our Common Stock will be subject to delisting. At such time, the Company may appeal the Nasdaq’s delisting determination.
We believe that a reverse stock split will enhance our ability to maintain our listing on Nasdaq and comply with the Minimum Bid Price Requirement. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the proportionate ratio of any reverse stock split that we may effectuate.
In evaluating whether or not to recommend that stockholders authorize the reverse stock split, the Board took into account various negative factors associated with a reverse stock split, including: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected a reverse stock split have subsequently declined, with a corresponding decline in market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split. Additionally, we believe that a reverse stock split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. The Board believes that maintaining the listing of the Common Stock on Nasdaq is in the best interest of the Company and its stockholders, and that the delisting of the Common Stock from Nasdaq will impair our ability to raise additional funds and result in lower prices and larger spreads in the bid and ask prices for the Common Stock, among other things. We believe that a reverse stock split will make our Common Stock a more attractive and cost effective investment for many investors, which would enhance the liquidity of the holders of our Common Stock.
Reducing the number of outstanding shares of our Common Stock through a reverse stock split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that a reverse stock split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following a reverse stock split or that the market price of our Common Stock will not decrease in the future or that we will be able to comply with the Minimum Bid Price Requirement. Additionally, we cannot assure you that the market price per share of our Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our Common Stock after a reverse stock split may be lower than the total market capitalization before the reverse stock split. See “Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting” below for more information.
Determination of the Reverse Stock Split Ratio
The Board only intends to implement a reverse stock split to the extent it believes necessary to maintain the Company’s listing on Nasdaq. In determining the ratio to be used, the Board will consider various factors, including but not limited to:
•	the potential impact and anticipated benefits to the Company and its stockholders;
•	market conditions and existing and expected market price of the Common Stock at such time;
•	existing and expected marketability of the Common Stock;
•	the number of shares that will be outstanding after the reverse stock split;
•	the stockholders’ equity at such time; and
•	the trading volume of the Common Stock at such time.
Impact of the Reverse Stock Split, if Implemented
The Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, the Company had: 19,588,351 shares of Common Stock issued, outstanding and entitled to vote, 4,700 shares of Common Stock issuable upon the exercise of outstanding stock options, 7,949,183 shares of Common Stock issuable upon the exercise of outstanding warrants, 124,321 shares of Common Stock issuable upon the vesting of RSUs, and 2,088,447 shares of Common Stock reserved for issuance under the 2022 Equity Incentive Plan and 2021 Inducement Plan (the “Inducement Plan”).
As a matter of Delaware law, the implementation of a reverse stock split does not require a reduction in the total number of authorized shares. If the Company’s stockholders adopt and approve the Reverse Stock Split Certificate of Amendment and the reverse stock split is implemented by the Company, the authorized number of shares of the Common Stock would not be reduced by the reverse stock split ratio determined by the Board.
If approved and effected, the reverse stock split will automatically apply to all shares of the Common Stock, and each stockholder will own a reduced number of shares of the Common Stock. However, except for adjustments that may result from the treatment of fractional shares, as described below, or as a result of adjustments to the conversion prices of certain convertible securities, as described below, the reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power.
Based on the Company’s capitalization as of the Record Date, the principal effect of the reverse stock split (at a ratio between 1-for-5 to 1-for-30), not taking into account the treatment of fractional shares described under “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares” below, would be that:
•	the number of shares of the Common Stock issued and outstanding would be reduced from 19,588,351 shares to between approximately 652,945 shares and 3,917,670 shares;
•
the number of shares of the Common Stock issuable upon the exercise of outstanding stock options would be reduced from 4,700 to between approximately 156 shares and 940 shares (and the respective exercise prices of the stock options would increase by a factor equal to the inverse of the split ratio);

•
the number of shares of the Common Stock issuable upon the exercise of outstanding warrants would be reduced from 7,949,183 to between approximately 264,972 shares and 1,589,836 shares (and the respective exercise prices of the warrants would increase by a factor equal to the inverse of the split ratio);

•	the number of shares of Common Stock issuable upon the vesting of RSUs would be reduced from 124,321 to between approximately 4,144 shares and 24,864 shares;
•
the aggregate number of shares of the Common Stock reserved for issuance, in connection with future awards under the Plan and the Inducement Plan would be reduced from 2,088,447 to between approximately 69,614 shares and 417,689 shares;

•	the number of shares of the authorized Common Stock would remain unchanged at 100,000,000 shares;
•	the 10,000,000 shares of the Company’s authorized preferred stock would remain unchanged; and
•
the number of shares of the Common Stock that are authorized, but unissued and unreserved, would increase from 70,244,998 to between approximately 94,049,001 shares and 99,008,169 shares; and the par value of the Common Stock and the Company’s preferred stock would remain unchanged at $0.001 per share, and, as a result, the stated capital attributable to Common Stock on the Company’s balance sheet would be reduced proportionately based on the reverse stock split ratio, the additional paid-in capital account would be credited with the amount by which the stated capital is reduced, and the per-share net income or loss and net book value of the Common Stock would be restated because there would be fewer shares of Common Stock outstanding.

The following table contains approximate information relating to the Common Stock immediately following the reverse stock split under certain possible exchange ratios, based on share information as of the Record Date. All share numbers are rounded down to the nearest whole share but otherwise do not reflect the potential effect of rounding down for fractional shares that may result from the reverse stock split.

	Pre-Reverse Split	1-for-5	1-for-30
Number of authorized shares of Common Stock	100,000,000	100,000,000	100,000,000
Number of outstanding shares of Common Stock	19,588,351	3,917,670	652,945
Number of shares of Common Stock issuable upon exercise of outstanding stock options	4,700	940	156

	Pre-Reverse Split	1-for-5	1-for-30
Number of shares of Common Stock issuable upon exercise of outstanding warrants	7,949,183	1,589,836	264,972
Number of shares of Common Stock issuable upon the vesting of RSUs	124,321	24,864	4,144
Number of shares of Common Stock reserved for issuance in connection with future awards under the 2022 Equity Incentive Plan and Inducement Plan	2,088,447	417,689	69,614
Number of shares of Common Stock authorized, but unissued and unreserved	70,244,998	94,049,001	99,008,169

See also “Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting” and “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares” below for additional information regarding the potential impact of the reverse stock split.
Potential Anti-Takeover and Dilutive Effects
The number of authorized shares of the Common Stock and preferred stock will not be reduced as a result of the reverse stock split. The Common Stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, acquisitions, strategic partnerships, stock dividends, stock splits, conversions of convertible securities and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. Following the reverse stock split, the Board would continue to have the authority to issue additional shares from time to time without further action by the stockholders except as may be required by applicable law or regulations. The Reverse Stock Split Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does the Board have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt.
Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting
A reverse stock split may negatively impact the market for the Common Stock.
Factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the total market capitalization of the Common Stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split. A decline in the market price of the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Common Stock could be adversely affected following such a reverse stock split.
In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Any stockholder who owns fewer than 500 to 3,000 shares of Common Stock, depending on the final ratio, prior to the reverse stock split will own fewer than 100 shares of Common Stock following the reverse stock split. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales. Furthermore, some stockholders may cease being stockholders of the Company following the reverse stock split. Any stockholder who owns fewer than 5 to 30 shares of Common Stock, depending on the final ratio, prior to the reverse stock split will own less than one share of Common Stock following the reverse stock split and therefore such stockholder will receive cash equal to the market value of such fractional share and cease being a stockholder of the Company, as further described below under “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares”.
The market price of the Common Stock will also be based on our performance and other factors, including those factors listed under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2024 and other reports that we file with the SEC. There can also be no assurance that the minimum bid price per share of the Common Stock will remain in excess of $1.00 following the reverse stock split for a sustained period of time, if at all.

We are not currently in compliance with the continued listing requirements of Nasdaq. If the price of the Common Stock continues to trade below $1.00 per share for a sustained period or we do not meet other continued listing requirements, the Common Stock may be delisted from Nasdaq, which could affect the market price and liquidity for the Common Stock and reduce our ability to raise additional capital.
As previously disclosed, on May 29, 2025, we received the Nasdaq Notice from the Listing Qualifications Department at Nasdaq indicating that, based on the closing bid price of the Common Stock for 30 consecutive business days preceding the Nasdaq Notice, the Company no longer meets the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days at any time prior to November 25, 2025.
We continue to monitor the closing bid price of the Common Stock and consider our available options to maintain compliance with the Minimum Bid Price Requirement. There can be no assurance that we will be able to maintain compliance with the Minimum Bid Price Requirement or that we will otherwise be in compliance with other Nasdaq listing criteria. If we fail to meet the applicable continued listing requirements for Nasdaq in the future, Nasdaq may delist the Common Stock.
Delisting from Nasdaq could adversely affect our ability to raise additional financing through the public or private sale of equity securities, would significantly affect the ability of investors to trade our securities and would negatively affect the value and liquidity of the Common Stock. Delisting could also have other negative results, including the potential loss of confidence by employees, the loss of institutional investor interest and fewer business development opportunities. If the Common Stock is delisted by Nasdaq, the price of the Common Stock may decline, and the Common Stock may be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the pink sheets where an investor may find it more difficult to dispose of their Common Stock or obtain accurate quotations as to the market value of the Common Stock. Further, if we are delisted, we would incur additional costs under requirements of state “blue sky” laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of the Common Stock and the ability of our stockholders to sell the Common Stock in the secondary market.
In addition, if the Common Stock is delisted from Nasdaq and the trading price remains below $5.00 per share, trading in the Common Stock might also become subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by broker-dealers in connection with any trade involving a stock defined as a “penny stock” (generally, any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions).
If we seek to implement a reverse stock split, the announcement or implementation of a reverse stock split could have a significantly negative effect on the price of the Common Stock. In 2020, Nasdaq Listing Rule 5810 was amended to expedite delisting of securities of companies under certain circumstances, including where a company has had one or more reverse stock splits with a cumulative ratio of 1 for 250 or more shares over the prior two-year period. As a result of the changes to Nasdaq Listing Rule 5810 in 2020, if a company fell out of compliance with the Minimum Bid Price Requirement after completing more than one reverse stock splits over the immediately preceding two years that cumulatively resulted in a ratio of 1 for 250 shares, the company would not be able to avail itself of any bid price compliance periods under Nasdaq Listing Rule 5810(c)(3)(A), and Nasdaq would instead require the issuance of a Nasdaq Staff delisting determination. In January of 2025, Nasdaq Listing Rule 5810(c)(3)(A)(iv) was further amended to provide that any company that has effected a reverse stock split over the prior one year period or has effected one or more reverse stock splits over the prior two year period (with a cumulative ratio of 250 shares or more to 1), will be ineligible for any compliance period to cure a deficiency under the Minimum Bid Price Requirement. Any company that receives a Nasdaq Staff delisting determination under these circumstances following the January 2025 amendments to Nasdaq Listing Rule 5810(c)(3)(A)(iv) may still appear for a hearing before a Nasdaq panel.
We continue to actively monitor our performance with respect to the listing standards and are considering available options to maintain compliance with the Nasdaq rules. There can be no assurance that we will be able to maintain compliance with Nasdaq listing standards even if we implement a reverse stock split.
A reverse stock split would increase our authorized but unissued shares of Common Stock, which could negatively impact a potential investor if they purchased shares of Common Stock.
Because the number of authorized shares of the Common Stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.

The issuance of additional shares of Common Stock or securities convertible into Common Stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of the Common Stock. The Company could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.
Procedure for Effecting the Reverse Stock Split
When and if the Board decides to implement the reverse stock split at any time before the first anniversary of its approval by the stockholders, the Company will provide all required notices and information to Nasdaq in a timely manner and file the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The reverse stock split will become effective upon filing the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware or at a later date and time set forth therein, if any, which effective time is referred to as the “reverse stock split effective date”. Beginning on the reverse stock split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Reverse Stock Split Certificate of Amendment is set forth in Appendix A to this proxy statement. The text of the Reverse Stock Split Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.
After the reverse stock split effective date, the Common Stock will have a new CUSIP number, which is a number used to identify securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.
Exchange of Stock Certificates
As soon as practicable after the effective date of the reverse stock split, any stockholders holding certificated shares will be notified that the reverse stock split has been effected. Equiniti Trust Company, LLC, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares in certificated form will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE EXCHANGE AGENT.
STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.
Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. Their accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. Beginning on the reverse stock split effective date, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Treatment of Fractional Shares
To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded down to the next whole share and the stockholder will receive cash equal to the market value of the fractional share, determined by multiplying such fraction by the closing sales price of the Common Stock as reported on Nasdaq on the last trading day before the reverse stock split effective date (as adjusted to give effect to the reverse stock split). The ownership of a fractional share will not give the holder any voting, dividend or other right except to receive the cash payment therefor. If a stockholder is entitled to a cash payment in lieu of any fractional share, a check will be mailed to the stockholder’s registered address as soon as practicable after the reverse stock split effective date. By signing and cashing the check, stockholders will warrant that they owned the shares of Common Stock for which they received such cash payment.

No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.
Material Federal Income Tax Consequences
The following discussion of certain U.S. federal income tax consequences to the Company’s stockholders of the reverse stock split, if effected, does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences and is included for general information only. It is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split.
This discussion addresses the U.S. federal income tax consequences only to a stockholder that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of the Common Stock, (iii) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person, or (iv) an estate whose income is subject to U.S. federal income taxation regardless of its source. This discussion addresses only those stockholders who hold their pre-reverse stock split shares as “capital assets” as defined in the Code (generally, property held for investment) and will hold the shares received in the reverse stock split as capital assets. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as, without limitation, stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in Section 7701(a)(30) of the Code, U.S. persons whose functional currency is not the U.S. dollar, broker-dealers, tax-exempt entities, or S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (or investors therein). If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds pre-reverse stock split shares of the Common Stock, the U.S. federal income tax treatment of a partner of the partnership will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partnership level. Partners in partnerships holding the Common Stock are urged to consult their own tax advisors about the U.S. federal income tax consequences of the reverse stock split.
Stockholders are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of the reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.
Exchange Pursuant to Reverse Stock Split
No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.
Cash in Lieu of Fractional Shares
A stockholder who receives cash in lieu of a fractional post-reverse stock split share should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption of such fractional share. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the stockholder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
The Company will not recognize any gain or loss as a result of the reverse stock split.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

APPROVAL OF THE ISSUANCE PROPOSAL
Background and Description of the Issuance Proposal
Purchase Agreement
On May 8, 2025, we entered into the Securities Purchase Agreement with Dong-A and Dong-A Holdings (the “Purchasers”), in connection with the 2025 Private Placement. Pursuant to the Securities Purchase Agreement, we agreed to sell 9,479,345 Shares a purchase price of $0.71 per share and 4,605,162 Pre-Funded Warrants to purchase up to 4,605,162 shares of Common Stock at a purchase price of $0.709 per Pre-Funded Warrant. The Shares and the Pre-Funded Warrants were issued to the Purchasers in a private placement pursuant to Section 4(a)(2) and Regulation D promulgated under the Securities Act.
The 2025 Private Placement closed on May 14, 2025, and we received gross proceeds of approximately $10.0 million from the 2025 Private Placement, before deducting the placement agent’s fees and related offering expenses. The Securities Purchase Agreement contained customary representations, warranties and agreements, customary conditions to closing, indemnification obligations, other obligations of the parties thereto and termination provisions.
Pursuant to the Securities Purchase Agreement, we have agreed to call the Annual Meeting no later than July 13, 2025, to obtain stockholder approval with respect to the issuance of the shares of Common Stock to Dong-A Holdings pursuant to Nasdaq Listing Rule 5635(b) (the “Stockholder Approval”). In the event that we do not obtain the Stockholder Approval at the Annual Meeting, we are obligated under the Securities Purchase Agreement to hold a meeting every four months thereafter to seek Stockholder Approval until the date on which Stockholder Approval is obtained.
Registration Rights Agreement
In connection with the Securities Purchase Agreement, on May 8, 2025, we entered into the Registration Rights Agreement with the Purchasers. The Registration Rights Agreement provides each Purchaser with demand and piggyback registration rights, including the right to two long-form registration statements. In addition, we agreed to file, within 30 days following the Stockholder Approval, a registration statement to (i) register the Shares and the shares of Common Stock underlying the Pre-Funded Warrants sold in the 2025 Private Placement (the “Registrable Securities”); and (ii) to use commercially reasonable efforts to cause each registration statement to be declared effective under the Securities Act, as promptly as possible after the filing thereof, but in any event no later than the 60th day after Stockholder Approval (or in case the SEC reviews the registration statement, the 90th date after Stockholder Approval); provided that if we are notified that the registration statement is not being reviewed or is no longer subject to comment, we are required to make the registration statement effective by the fourth trading day after such date. We agreed to use our commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such registration statement have been sold or are otherwise able to be sold pursuant to Rule 144.
Placement Agency Agreement
Ladenburg Thalmann & Co. Inc. acted as the exclusive placement agent for the Company (the “Placement Agent”) in connection with the 2025 Private Placement pursuant to an engagement letter, dated as of March 4, 2025, as amended, and a placement agency agreement (the “Placement Agency Agreement”), dated as of May 8, 2025, pursuant to which the Company agreed to pay the Placement Agent a cash fee equal to 9.0% of the gross proceeds of the 2025 Private Placement and to reimburse the Placement Agent for out-of-pocket expenses of up to $155,000.
Description of Pre-Funded Warrants
Pursuant to the Securities Purchase Agreement, we are asking the Company’s stockholders to approve the issuance of the shares of Common Stock underlying the Pre-Funded Warrants to Dong-A Holdings pursuant to Nasdaq Listing Rule 5635(b), as described in more detail below. The following is a summary of the material features of the Pre-Funded Warrants.

Duration and Exercise Price
Each Pre-Funded Warrant has an initial exercise price per share equal to $0.001. The Pre-Funded Warrants will be exercisable at any time on or after the date on which the Company receives the Stockholder Approval (the “Stockholder Approval Date”) and until the Pre-Funded Warrants are exercised in full. The exercise price and number of shares of Common Stock issuable upon exercise of the Pre-Funded Warrants are subject to appropriate adjustment in the event of stock dividends, stock splits, reclassification or similar events affecting our shares of Common Stock and the exercise price.
Exercisability
The Pre-Funded Warrants will be exercisable, at the option of the holder, in whole or in part, at any time following the Stockholder Approval Date by delivering to us a duly executed notice of exercise accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise (except in the case of a cashless exercise, as discussed below). Under the terms of the Pre-Funded Warrants, the Company may not affect the exercise of any such Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, other persons acting or who could be deemed to be acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s or any of the holder’s affiliates for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”), as such percentage ownership is calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. A holder may increase or decrease the Beneficial Ownership Limitation to a higher or lower percentage (not to exceed 19.99%), effective 61 days after written notice to the Company. Any such increase or decrease will apply only to that holder and not to any other holder of the Pre-Funded Warrants.
Cashless Exercise
If, at the time a holder exercises its Pre-Funded Warrants, a registration statement registering the issuance of the shares of Common Stock underlying the Pre-Funded Warrants under the Securities Act is not then effective, or the prospectus contained therein is not available for the resale of the shares of Common Stock underlying the Pre-Funded Warrants by the holder, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Pre-Funded Warrants.
Transferability
Subject to applicable laws and the terms of the Pre-Funded Warrants and the Securities Purchase Agreement, the Pre-Funded Warrants may be transferred, in whole or in part, at the option of the holder upon surrender of the Pre-Funded Warrants to us together with the appropriate instruments of transfer.
Exchange Listing
There is no trading market available for the Pre-Funded Warrants on any securities exchange or nationally recognized trading system. The Pre-Funded Warrants are not listed, and we do not anticipate that we will list, the Pre-Funded Warrants on any securities exchange or nationally recognized trading system.
Right as a Stockholder
Except as otherwise provided in the Pre-Funded Warrants or by virtue of such holder’s ownership of our shares of Common Stock, the holder of the Pre-Funded Warrants does not have the rights or privileges of holders of our shares of Common Stock, including any voting rights, until it exercises its Pre-Funded Warrants following the Stockholder Approval Date.
Fundamental Transaction
In the event of a fundamental transaction as described in the Pre-Funded Warrants, such as (i) a merger or consolidation of the Company, in one or more related transactions, into or with another person; (ii) the direct or indirect sale, lease, license, assignment, transfer, conveyance or disposition of all or substantially all of the assets of the Company in one or a series of related transactions; (iii) any direct or indirect purchase offer, tender offer or exchange offer completed pursuant to which holders of our Common Stock are permitted to sell, tender or exchange their shares of our Common Stock for other securities, cash or property that has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company; (iv) the Company directly or indirectly, in one or more related transactions effecting any reclassification, reorganization or of the Common Stock; or (v) another person or group of persons acquiring greater than 50% of the voting power of the common equity of the Company, then the holders of the Pre-Funded Warrants, upon any subsequent exercise of the Pre-Funded Warrants, will have the right to receive the number of shares of the successor or acquiring corporation, the number of shares of Common Stock of the Company (if the Company is the surviving corporation), and any additional consideration receivable as a result of such fundamental transaction as if such holder of the Pre-Funded Warrants had exercised the Pre-Funded Warrants immediately prior to such fundamental transaction.
Reasons for Seeking Stockholder Approval
Our Common Stock is listed on Nasdaq and trades under the ticker symbol “MTVA.” Nasdaq Listing Rule 5635(b) requires that an issuer obtain stockholder approval prior to the issuance of common stock in case there is a change of control, which for purposes of Nasdaq Listing Rule 5635(b) is generally considered to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. As described above, subject to other conversion restrictions, the Pre-Funded Warrants are not convertible into shares of our Common Stock until Stockholder Approval is received through the approval of this Proposal 5.
If Dong-A Holdings were to receive Common Stock upon conversion of the Pre-Funded Warrants issued under the Securities Purchase Agreement, we will issue 20% or more of the Common Stock outstanding, or 20% or more of the voting power of the Company, and therefore, we are seeking Stockholder Approval of the issuance of the Common Stock underlying the Pre-Funded Warrants.
Potential Consequences of Not Approving this Proposal 5
The Board is not seeking the approval of our stockholders to authorize our entry into or the consummation of the transactions contemplated by the Securities Purchase Agreement, as such transactions have already been consummated in accordance with the rules of the Nasdaq Capital Market, the laws of the State of Delaware, and our Certificate of Incorporation, and the Pre-Funded Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Pre-Funded Warrants upon the exercise thereof.
The failure of our stockholders to approve this Proposal 5 will mean that we: (i) cannot permit the exercise of the Pre-Funded Warrants and (ii) may incur substantial additional costs and expenses.
In addition, in connection with the Securities Purchase Agreement, we agreed to seek stockholder approval every four months until our stockholders approve the issuance of the shares of Common Stock underlying the Pre-Funded Warrants. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations, including our ability to advance our clinical development of DA-1726 for the treatment of obesity.
Potential Adverse Consequences of Approving this Proposal 5
If this Proposal 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of Common Stock upon the exercise of the Pre-Funded Warrants. Assuming full exercise of the Pre-Funded Warrants, an aggregate of 4,605,162 additional shares of Common Stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options, RSUs and warrants or (ii) any other future issuances of Common Stock.
Interests of Directors and Executive Officers
None of our directors and executive officers have substantial interests, directly or indirectly, in the matters set forth in this Proposal 5.

No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to this Proposal 5, and we will not independently provide our stockholders with any such rights.
Vote Required
Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

PROPOSAL 6

ADJOURNMENT OF ANNUAL MEETING
The Proposal
The Board has approved the submission to the stockholders of a proposal to approve one or more adjournments of the Annual Meeting in the event that there is not a sufficient number of votes at the Annual Meeting to approve Proposal 5. In order to permit proxies that have been timely received to be voted for such adjournments, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting, the adjournment is for a period of less than 30 days and the Record Date remains unchanged, no notice of the time and place of the reconvened meeting will be given to stockholders, other than an announcement made at the Annual Meeting.
Vote Required
Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6.

EXECUTIVE COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	179,786	398.30	356,992(1)(2)
Equity compensation plans not approved by security holders	—	—	4,166(3)
Total	179,786	398.30	361,158

(1)	The number of shares of common stock remaining available for future issuance represents shares available for issuance under the 2022 Equity Incentive Plan.
(2)
The 2022 Equity Incentive Plan provides that the number of shares that may be issued under the 2022 Equity Incentive Plan shall be increased on the first day of each fiscal year by an amount equal to the lesser of (i) 10% of the number of Fully Diluted Shares (as defined in the 2022 Equity Incentive Plan) on such date and (ii) such lesser amount as set by our Board prior to January 1st of the applicable year.

(3)
Our only equity compensation plan not approved by our security holders is our Inducement Plan. A total of 4,166 shares of our Common Stock have been reserved for issuance under the Inducement Plan, subject to adjustment for stock dividends, stock splits, or other changes in our common stock or capital structure. The Inducement Plan was approved by our compensation committee without stockholder approval pursuant to Nasdaq Stock Market Listing Rule 5635(c)(4), and is to be utilized exclusively for the grant of stock awards to individuals who were not previously an employee or non-employee director of MetaVia (or following a bona fide period of non-employment with MetaVia) as an inducement material to such individual’s entry into employment with MetaVia, within the meaning of Nasdaq Rule 5635(c)(4). The Inducement Plan is administered by the Board. Stock awards under the Inducement Plan may only be granted by: (i) the compensation committee or (ii) another committee of the Board composed solely of at least two members of the Board who meet the requirements for independence under the Nasdaq Rules (the foregoing subsections (i) and (ii) are collectively referred to as the “Committee” in this footnote). Under the Inducement Plan, the Committee may choose to grant (i) non-statutory stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) RSU awards; (v) performance stock awards; (vi) performance cash awards; and (vii) other stock awards to eligible recipients, with each grant to be evidenced by an award agreement setting forth the terms and conditions of the grant as determined by the Committee in accordance with the terms of the Inducement Plan.

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our Bylaws provide that for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138 and such notice must contain the required information as delineated in the Bylaws.
All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, except in the case that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be timely, a proposal to be presented at the 2026 annual meeting of stockholders must be received no earlier than the close of business on March 2, 2026 and no later than the close of business on April 1, 2026.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b). In no event will the public announcement of an adjournment or a postponement of our annual meeting commence a new time period for the giving of a stockholder’s notice as provided above.
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 annual meeting of stockholders must be received by us no later than February 10, 2026 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Available Information
We will make available, solely for your reference and by courtesy, our Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and list of exhibits, on the investor relations page of our website at https://metaviatx.com under “Investors & News—Financial Information—Annual Reports.” For stockholders receiving a printed copy of this Proxy Statement, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and list of exhibits, has been provided to you. We will also provide, free of charge, to any stockholder of record or beneficial owner of our Common Stock as of the Record Date, upon the written or oral request of any such persons, a hardcopy of our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC (excluding certain exhibits or documents incorporated by reference therein). Requests for such copies should be addressed to our Secretary at the address below:
MetaVia Inc.
545 Concord Avenue, Suite 210
Cambridge, Massachusetts 02138
Please include your contact information with the request. A copy of the excluded exhibits and documents incorporated by reference are available for a reasonable charge.
“Householding”-Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K for the year ended December 31, 2024 and proxy materials unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K for the year ended December 31, 2024 and proxy materials. A single set of an Annual Report on Form 10-K for the year ended December 31, 2024 and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.
Upon written or oral request, we undertake to promptly deliver a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2024 and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2024 and other proxy materials now or in the future, you may write to MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138, Marshall H. Woodworth or via email at info@metaviatx.com, or call at (857)-299-1022.
Any stockholders who share the same address and currently receive multiple copies of our Annual Report on Form 10-K for the year ended December 31, 2024 and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Chief Financial Officer at the address or telephone number listed above.

OTHER MATTERS
Our Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
METAVIA INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
MetaVia Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
FIRST: The name of the Corporation is MetaVia Inc.
SECOND: The Corporation was incorporated under the name Gemphire Therapeutics Inc. pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 30, 2014 (as subsequently amended from time to time).
THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, has duly adopted resolutions proposing and declaring advisable that the Certificate of Incorporation be amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.
FOURTH: The Certificate of Incorporation is hereby amended by deleting Paragraph A of ARTICLE IV in its entirety and inserting the following in lieu thereof:
“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock, each having a par value of $0.001 per share. Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Certificate of Incorporation, each [  ] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or respective holders thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Split”); provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on The Nasdaq Capital Market on the last trading day before the Effective Time (as adjusted to give effect to the Reverse Split).
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”
FIFTH: Pursuant to a resolution of the Board of Directors of the Corporation, this Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
SIXTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective as of [  ] [a.m./p.m.] Eastern time on [  ], 20[ ].
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In Witness Whereof, MetaVia Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on this [  ]th day of [  ], 20[ ].

MetaVia Inc.

By:
Name:	Hyung Heon Kim
Title:	CEO and President

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VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 29, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MTVA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73025-P35324 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METAVIA INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors.	☐	☐	☐

To withhold authority to vote for an individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

Nominees:

01) Mark A. Glickman
02) Michael Salsbury

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V73026-P35324

METAVIA INC.
2025 Annual Meeting of Stockholders
Monday, June 30, 2025 at 10:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Hyung Heon Kim and Andrew I. Koven as proxies, each with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side of this proxy card, and to vote in their judgment upon all other matters that may come before the Annual Meeting of Stockholders all of the Common Stock of MetaVia Inc. that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders to be held on Monday, June 30, 2025 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side